Exhibit 99.2

META HEALTH TECHNOLOGY, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

META HEALTH TECHNOLOGY, INC.

TABLE OF CONTENTS

PAGE
Independent auditors’ report	1

Financial statements:

Balance sheets	2 - 3

Statements of income and comprehensive income	4

Statements of stockholders’ equity	5

Statements of cash flows	6 - 7

Notes to financial statements	8 - 25

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Meta Health Technology, Inc.

We have audited the accompanying balance sheets of Meta Health Technology, Inc. as of December 31, 2011 and 2010, and the related statements of income and comprehensive income, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note B to the financial statements, the 2011 and 2010 financial statements and the opening balances as of December 31, 2009, have been restated to correct various misstatements. Our opinion is not modified with respect to this matter.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meta Health Technology, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Atlanta, Georgia

August 2, 2012

Five Concourse Parkway • Suite 1000 • Atlanta, Georgia 30328

404.892.9651 • www.hawcpa.com

An Independent Member of Baker Tilly International

META HEALTH TECHNOLOGY, INC.

BALANCE SHEETS

DECEMBER 31,

ASSETS

	(Restated) 2011	(Restated) 2010
Current assets
Cash and cash equivalents	$1,141,506	$187,134
Marketable securities	3,519,350	3,235,894
Accounts receivable—trade	2,283,296	1,959,905
Prepaid expenses and other current assets	64,818	53,782
Prepaid income taxes	90,139	184,491

Total current assets	7,099,109	5,621,206

Property and equipment, at cost
Office furniture and equipment	925,403	871,323
Leasehold improvements	137,086	137,086
Less accumulated depreciation	(894,208)	(828,305)

Total property and equipment, at cost	168,281	180,104

Other assets
Security deposit	48,095	48,095

Total assets	$7,315,485	$5,849,405

See auditors’ report and accompanying notes

META HEALTH TECHNOLOGY, INC.

BALANCE SHEETS

DECEMBER 31,

LIABILITIES AND STOCKHOLDERS’ EQUITY

	(Restated) 2011	(Restated) 2010
Current liabilities
Accounts payable	$102,337	$303,677
Accrued liabilities	615,118	416,311
Deferred revenue	4,119,164	3,070,980
Income taxes payable	154,438	67,528
Deferred income tax liability—current	67,788	18,781

Total current liabilities	5,058,845	3,877,277

Long-term liabilities
Deferred income tax liability—non-current	42,230	45,205
Other non-current liabilities	152,484	152,484

Total long-term liabilities	194,714	197,689

Stockholders’ equity
Common stock, $0.01 par value, 10,000,000 shares authorized; 3,076,668 shares issued, and 3,036,375 and 3,042,336 shares outstanding at December 31, 2011 and 2010, respectively	3,106	3,106
Additional paid-in capital	974,903	974,903
Accumulated other comprehensive income	237,822	73,192
Retained earnings	914,881	780,102

	2,130,712	1,831,303
Treasury stock, 40,293 shares in 2011 and 34,332 shares in 2010, at cost	(68,786)	(56,864)

Total stockholders’ equity	2,061,926	1,774,439

Total liabilities and stockholders’ equity	$7,315,485	$5,849,405

See auditors’ report and accompanying notes

META HEALTH TECHNOLOGY, INC.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,

	(Restated)	(Restated)
	2011	2010
Revenue	$7,100,804	$6,464,188

Operating expenses
Cost of services	1,894,298	1,762,115
Selling and marketing	1,596,450	1,301,556
Research and development	1,773,138	1,699,338
General and administrative	1,452,022	1,510,646

Total operating expenses	6,715,908	6,273,655

Income from operations	384,896	190,533

Other income (expense)
Interest and dividend income	158,939	100,079
Gain on sale of marketable securities	1,383	—
Interest expense	(4,330)	—

Total other income	155,992	100,079

Income before provision for income taxes	540,888	290,612

Provision for income taxes	(101,875)	(152,361)

Net income	439,013	138,251

Other comprehensive income, net of tax
Unrealized holding gains on marketable securities, net of deferred tax of $157,418 and $73,819 as of December 31, 2011 and 2010, respectively	164,630	77,180

Comprehensive income	$603,643	$215,431

See auditors’ report and accompanying notes

META HEALTH TECHNOLOGY, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Common Stock		Additional Paid-in	Treasury Stock		Accumulated Other Comprehensive	Retained
	Shares	Amount	Capital	Shares	Amount	Income(Loss)	Earnings	Total
Balance at December 31, 2009, (As previously reported)	3,042,336	$3,106	$974,903	34,332	$(56,864)	$(7,819)	$938,390	$1,851,716
Prior period adjustments (Note B)	—	—	—	—	—	3,831	7,695	11,526

Balance at December 31, 2009 (Restated)	3,042,336	3,106	974,903	34,332	(56,864)	(3,988)	946,085	1,863,242
Net income (Restated)	—	—	—	—	—	—	138,251	138,251
Dividends	—	—	—	—	—	—	(304,234)	(304,234)
Unrealized gains on marketable securities, net (Restated)	—	—	—	—	—	77,180	—	77,180

Balance at December 31, 2010 (Restated)	3,042,336	3,106	974,903	34,332	(56,864)	73,192	780,102	1,774,439
Net income (Restated)	—	—	—	—	—	—	439,013	439,013
Dividends	—	—	—	—	—	—	(304,234)	(304,234)
Treasury stock	(5,961)	—	—	5,961	(11,922)	—	—	(11,922)
Unrealized gains on marketable securities, net (Restated)	—	—	—	—	—	164,630	—	164,630

Balance at December 31, 2011 (Restated)	3,036,375	$3,106	$974,903	40,293	$(68,786)	$237,822	$914,881	$2,061,926

See auditors’ report and accompanying notes

META HEALTH TECHNOLOGY, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

Increase (Decrease) In Cash and Cash Equivalents

	(Restated)	(Restated)
	2011	2010
Cash flows from operating activities
Net income	$439,013	$138,251

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	65,903	53,550
Gain on sale of marketable securities	(1,383)	—
Deferred income taxes	(111,386)	3,242
Change in operating assets and liabilities:
Accounts receivable—trade	(323,391)	(373,161)
Prepaid expenses and other current assets	(11,036)	11,000
Prepaid income taxes	94,352	(147,292)
Accounts payable	(201,340)	265,229
Accrued liabilities	17,426	(8,387)
Deferred revenue	1,048,184	186,384
Income taxes payable	86,910	(92,011)
Other non-current liabilities	—	20,768

Total adjustments	664,239	(80,678)

Cash provided by operating activities	1,103,252	57,573

Cash flows from investing activities
Purchase of marketable securities	(162,009)	(2,194,315)
Proceeds from sale of investments	201,984	742,000
Acquisition of property and equipment	(54,080)	(63,230)

Cash used by investing activities	(14,105)	(1,515,545)

Cash flows from financing activities
Purchase of treasury stock	(11,922)	—
Dividends paid	(122,853)	(301,934)

Cash used by financing activities	(134,775)	(301,934)

Net increase (decrease) in cash and cash equivalents	954,372	(1,759,906)
Cash and cash equivalents, beginning of the year (Restated)	187,134	1,947,040

Cash and cash equivalents, end of the year	$1,141,506	$187,134

See auditors’ report and accompanying notes

META HEALTHTECHNOLOGY,INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

	2011	2010
Cash paid during the years for:
Interest	$4,330	$—
Income taxes	32,000	442,067

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

The Company declared dividend distributions of $304,234 for the years ending December 31, 2011 and 2010. As of December 31, 2011 and 2010, unpaid dividends included in accrued liabilities are $183,681 and $2,300, respectively.

See auditors’ report and accompanying notes

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note A

Summary of Significant Accounting Policies

Nature of Operations:

Meta Health Technology, Inc., (the “Company”) was incorporated under the laws of the State of New York in May 1978. The Company develops software and provides software, services, maintenance and support to medical facilities throughout North America.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates are used for, but not limited to, the accounting for doubtful accounts, depreciation, revenue recognition, stock option valuation, and contingencies. Actual results could differ from these estimates.

Cash and Cash Equivalents:

For the purpose of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk on Cash and Investments:

The Company maintains a cash balance in a non-interest bearing account at a bank. The account is fully insured without limit by the Federal Deposit Insurance Corporation through December 31, 2012. The Company believes it is not exposed to any significant risks on cash.

The Company also maintains an account with a brokerage firm. The account contains cash and securities. The account is insured up to $500,000, with a limit of $250,000 for cash, by the Securities Investor Protection Corporation.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note A

Summary of Significant Accounting Policies (Continued)

Marketable Securities:

Marketable securities are stated at fair value based upon quoted market prices. The Company’s investments in marketable securities are held for an indefinite period and are classified as available-for-sale securities. Unrealized holding gains and losses are reported net of income taxes in a separate component of stockholders’ equity, identified as accumulated other comprehensive income, until realized. Realized holding gains and losses are reported as a component of net income on the statements of income and comprehensive income.

Marketable securities are reviewed for impairment. If the decline in their fair value is judged to be other than temporary, the cost basis of the individual security is written down to fair value, and the amount of the write-down is accounted for as a realized loss.

Accounts Receivable-Trade:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company does not require that collateral be provided by customers to secure the Company’s accounts receivable. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable less any related deferred revenue. The Company has a history of collecting substantially all receivable balances. As such, no allowance for doubtful accounts is recorded.

Property and Equipment:

Property and equipment is stated at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is recognized.

Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the assets, which are as follows:

Office furniture and equipment	3 - 7 years
Leasehold improvements	Lesser of estimated useful life or life of the lease

Depreciation expense for the years ended December 31, 2011 and 2010 totaled $65,903 and $53,550, respectively.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note A

Summary of Significant Accounting Policies (Continued)

Revenue Recognition:

The Company’s revenue consists of both term and perpetual software licenses, services, support and maintenance contracts and third party sales. The Company recognizes revenue when they have evidence of an arrangement, which is generally a signed contract or contract amendment, the fees are fixed and determinable, delivery has occurred or services have been rendered and collection is probable. The Company also enters into multiple element arrangements which typically consist of perpetual licenses, services and support and maintenance. The Company has established vendor specific objective evidence for services and support and maintenance and uses the residual method to recognize revenue on licenses upon delivery. The Company recognizes service revenue as the services are provided and recognizes maintenance over the contract term which is typically one year.

The Company’s term license fees are recognized ratably over the term of the license agreement. The Company also resells third party licenses which are recognized upon delivery.

The Company generally bills term licenses and support and maintenance in advance. Deferred revenue consists of amounts billed to customers in advance for which the revenue recognition criteria has not been established and under which the customer is contractually obligated.

Research and Development:

Expenditures related to the development of new products and processes are expensed as incurred. Research and development expenses were $1,773,138 and $1,699,338 for the years ended December 31, 2011 and 2010, respectively.

Advertising:

The Company expenses advertising costs as incurred. Advertising expenses were approximately $177,000 and $178,000 for the years ended December 31, 2011 and 2010, respectively.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note A

Summary of Significant Accounting Policies (Continued)

Income Taxes:

The Company accounts for income taxes using FASB ASC 740, “Income Taxes” (“FASB ASC 740”). Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records valuation allowances against deferred tax assets as deemed necessary.

The applicable accounting standards for uncertain tax positions state that a tax benefit arising from an uncertain tax position can only be recognized for financial reporting purposes if, and to the extent that, the position is more likely than not to be sustained in an audit by the applicable taxing authority. The Company’s unrecognized tax benefits and related tax liabilities at both December 31, 2011 and 2010 were $152,484.

The Company is no longer subject to income tax examinations for years prior to 2009.

Comprehensive Income:

Comprehensive income is a measure of all changes in the equity of the Company as a result of recognized transactions and other economic events of the period other than transactions with shareholders in their capacity as shareholders. Comprehensive income is composed of net income and other comprehensive income.

Fair Value of Financial Instruments:

The Company’s financial instruments, including cash and cash equivalents, accounts receivable-trade, prepaid expenses, accounts payable, and accrued liabilities, are carried at cost, which approximates their fair value because of the short-term nature of these financial instruments.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note A

Summary of Significant Accounting Policies (Continued)

Fair Value Hierarchy:

In specific circumstances, certain assets and liabilities are reported or disclosed at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the Company’s principal market for such transactions. If the Company has not established a price for such transactions, fair value is determined based on the most advantageous price.

Valuation inputs used to determine fair value are arranged in a hierarchy that categorizes the inputs into three broad levels, which are as follows:

Level 1	Valuations based on the unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Inputs are used in applying various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to management’s perceived risk of that instrument.

As of December 31, 2011 and 2010, all marketable securities held by the Company were valued using Level 1 inputs.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement

An error resulting in an overstatement of previously reported payroll expenses for the year ending December 31, 2009 and understatement of payroll expense for the year ending December 31, 2010 was discovered during the current year. Additionally, the Company adjusted income taxes to record deferred income taxes and uncertain income tax liabilities which were previously not recorded. The following table summarizes the effect of prior year entries on the opening equity balances:

	Accumulated Other Comprehensive Income (Loss)	Retained Earnings
Balances December 31, 2009, as previously reported	$(7,819)	$938,390
Reduce operating expenses for over-accrual of payroll expenses	—	130,167
Record liability for unrecognized tax benefits, including interest and penalties	—	(131,716)
Record deferred income tax assets and liabilities	3,831	9,244

Balances December 31, 2009 (Restated)	$(3,988)	$946,085

Additionally, the 2011 and 2010 net income previously reported was adjusted to reflect certain errors identified subsequent to the the issuance of the original audits for those years. The follow table summarizes the effect of adjustments on net income for previously issued financial statements:

	2011	2010
Net income, as previously reported	$882,751	$216,396
Defer revenue for which vendor specific objective evidence was not available	(170,200)	—
Correct revenue not recognized in the proper period	(251,572)	66,880
Increase operating expenses for over-accrual of payroll expenses in 2009	—	(130,167)
Increase in income tax expense related to unrecognized tax benefits including interest and penalties	—	(20,769)
Changes in income tax expense related to changes in deferred income tax assets and liabilities	(21,966)	5,911

Net income (Restated)	$439,013	$138,251

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

The following tables compare the previously reported and restated balance sheets and statements of income and comprehensive income as of and for the years ending December 31, 2011 and 2010 in order to show the effects of the corrections on each financial statement line item.

ASSETS

	(As previously reported) 2011	(Restated) 2011	Effect of Correction

Current assets
Cash and cash equivalents	$1,093,774	$1,141,506	$47,732
Marketable securities	3,567,082	3,519,350	(47,732)
Accounts receivable - trade	2,353,632	2,283,296	(70,336)
Prepaid expenses and other current assets	31,769	64,818	33,049
Prepaid income taxes	171,479	90,139	(81,340)

Total current assets	7,217,736	7,099,109	(118,627)

Property and equipment, at cost	168,281	168,281	—

Other assets
Security deposit	48,095	48,095	—
Loan receivable from stockholder	33,049	—	(33,049)

Total other assets	81,144	48,095	(33,049)

Total assets	$7,467,161	$7,315,485	$(151,676)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	(As previously reported) 2011	(Restated) 2011	Effect of Correction
Current liabilities
Accounts payable	$—	$102,337	$102,337
Accrued liabilities	717,457	615,118	(102,339)
Deferred revenue	3,834,606	4,119,164	284,558
Income taxes payable	111,578	154,438	42,860
Deferred income tax liability—current	—	67,788	67,788

Total current liabilities	4,663,641	5,058,845	395,204

Long-term liabilities
Deferred income tax liability—non-current	—	42,230	42,230
Other non-current liabilities	—	152,484	152,484

Total long-term liabilities	—	194,714	194,714

Stockholders’ equity
Common stock	3,106	3,106	—
Additional paid-in capital	974,903	974,903	—
Accumulated other comprehensive income	465,228	237,822	(227,406)
Retained earnings	1,429,069	914,881	(514,188)

	2,872,306	2,130,712	(741,594)

Treasury stock	(68,786)	(68,786)	—

Total stockholders’ equity	2,803,520	2,061,926	(741,594)

Total liabilities and stockholders’ equity	$7,467,161	$7,315,485	$(151,676)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

	(As previously reported) 2011	(Restated) 2011	Effect of Correction
Revenue	$7,522,577	$7,100,804	$(421,773)

Operating expenses
Cost of services	1,894,298	1,894,298	—
Selling and marketing	1,596,450	1,596,450	—
Research and development	1,773,138	1,773,138	—
General and administrative	1,434,423	1,452,022	17,599

Total operating expenses	6,698,309	6,715,908	17,599

Income from operations	824,268	384,896	(439,372)

Other income (expense)
Interest and dividend income	158,939	158,939	—
Gain on sale of marketable securities	1,383	1,383	—
Bad debt expense	(17,600)	—	17,600
Interest expense	(4,330)	(4,330)	—

Total other income	138,392	155,992	17,600

Income before provision for income taxes	962,660	540,888	(421,772)
Provision for income taxes	(79,909)	(101,875)	(21,966)

Net income	882,751	439,013	(443,738)

Other comprehensive income, net of tax
Unrealized holding gains on marketable securities	322,048	322,048	—
Deferred tax expense on unrealized holding gains	—	(157,418)	(157,418)

Other comprehensive income	322,048	164,630	(157,418)

Comprehensive income	$1,204,799	$603,643	$(601,156)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

ASSETS

	(As previously reported) 2010	(Restated) 2010	Effect of Correction
Current assets
Cash and cash equivalents	$152,270	$187,134	$34,864
Marketable securities	3,269,650	3,235,894	(33,756)
Accounts receivable—trade	1,893,025	1,959,905	66,880
Prepaid expenses and other current assets	22,572	53,782	31,210
Prepaid income taxes	265,566	184,491	(81,075)

Total current assets	5,603,083	5,621,206	18,123

Property and equipment, at cost	180,105	180,104	(1)

Other assets
Security deposit	48,095	48,095	—
Loan receivable from stockholder	31,210	—	(31,210)

Total other assets	79,305	48,095	(31,210)

Total assets	$5,862,493	$5,849,405	$(13,088)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	(As previously reported) 2010	(Restated) 2010	Effect of Correction
Current liabilities
Accounts payable	$—	$303,677	$303,677
Accrued liabilities	718,881	416,311	(302,570)
Deferred revenue	3,070,979	3,070,980	1
Income taxes payable	157,756	67,528	(90,228)
Deferred income tax liability-current	—	18,781	18,781

Total current liabilities	3,947,616	3,877,277	(70,339)

Long-term liabilities
Deferred income tax liability—non-current	—	45,205	45,205
Other non-current liabilities	—	152,484	152,484

Total long-term liabilities	—	197,689	197,689

Stockholders’ equity
Common stock	3,106	3,106	—
Additional paid-in capital	974,903	974,903	—
Accumulated other comprehensive income	143,180	73,192	(69,988)
Retained earnings	850,552	780,102	(70,450)

	1,971,741	1,831,303	(140,438)
Treasury stock	(56,864)	(56,864)	—

Total stockholders’ equity	1,914,877	1,774,439	(140,438)

Total liabilities and stockholders’ equity	$5,862,493	$5,849,405	$(13,088)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note B

Restatement (Continued)

	(As previously reported) 2010	(Restated) 2010	Effect of Correction
Revenue	$6,397,308	$6,464,188	$66,880

Operating expenses
Cost of services	1,762,115	1,762,115	—
Selling and marketing	1,301,556	1,301,556	—
Research and development	1,699,338	1,699,338	—
General and administrative	1,367,598	1,510,646	143,048

Total operating expenses	6,130,607	6,273,655	143,048

Income from operations	266,701	190,533	(76,168)

Other income (expense)
Interest and dividend income	100,079	100,079	—
Bad debt expense	(12,880)	—	12,880

Total other income	87,199	100,079	12,880

Income before provision for income taxes	353,900	290,612	(63,288)

Provision for income taxes	(137,504)	(152,361)	(14,857)

Net income	216,396	138,251	(78,145)

Other comprehensive income, net of tax
Unrealized holding gains on marketable securities	150,999	150,999	—
Deferred tax expense on unrealized holding gains	—	(73,819)	(73,819)

Other comprehensive income	150,999	77,180	(73,819)

Comprehensive income	$367,395	$215,431	$(151,964)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note C

Marketable Securities

The cost, fair value and gross unrealized gains and losses on marketable securities as of December 31, 2011 and 2010 are as follows:

	2011
		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Common stock	$1,760,901	$482,987	$(4,164)	$2,239,724
Preferred stock	198,286	421	(2,747)	195,960
Exchange traded funds	1,094,935	28,587	(39,856)	1,083,666

	$3,054,122	$511,995	$(46,767)	$3,519,350

	2010
		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Common stock	$1,799,493	$172,941	$(5,338)	$1,967,096
Preferred stock	198,286	241	(2,923)	195,604
Exchange traded funds	1,094,935	1,772	(23,513)	1,073,194

	$3,092,714	$174,954	$(31,774)	$3,235,894

Realized gains and losses are determined on the first-in first-out basis. During 2011 and 2010, sales proceeds and gross realized gains and losses on securities are as follows:

	2011
	Sales	Gross Realized	Gross Realized
	proceeds	Gains	Losses
Common stock	$201,984	$1,383	$—

	2010
	Sales	Gross Realized	Gross Realized
	proceeds	Gains	Losses
Certificates of deposit	$742,000	$—	$—

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note C

Marketable Securities (Continued)

An investment in a debt or equity security is impaired if its fair value falls below its book value and the decline is considered to be other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include: the length of time and the extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. A debt security is impaired if it is probable that the Company will not be able to collect all amounts due under the security’s contractual terms. Equity investments are impaired when it becomes apparent that the Company will not recover its cost over the expected holding period. Further, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover the cost prior to the expected date of sale.

The following table shows the gross unrealized losses and fair value of the Company’s investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2011 and 2010.

	2011
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross
		Unrealized		Unrealized		Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Common stocks	$8,297	$(4,164)	$—	$—	$8,297	$(4,164)
Preferred stocks	—	—	99,600	(2,747)	99,600	(2,747)
Exchange traded funds	—	—	259,780	(39,856)	259,780	(39,856)

Total	8,297	(4,164)	359,380	(42,603)	367,677	(46,767)

	2010
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross
		Unrealized		Unrealized		Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Common stocks	$445,693	$(5,338)	$—	$—	$445,693	$(5,338)
Preferred stocks	96,425	(2,923)	—	—	96,425	(2,923)
Exchange traded funds	301,106	(338)	475,987	(23,175)	777,093	(23,513)

Total	$843,224	$(8,599)	$475,987	$(23,175)	$1,319,211	$(31,774)

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note D

Line of Credit

On December 15, 2010, the Company entered into a line of credit agreement with a financial institution, whereby the Company has the ability to draw up to $750,000. The line of credit is due on demand and bears interest at 2.54%. Borrowings under the line of credit are secured by all assets of the Company and guaranteed by the majority stockholder. There is no outstanding balance on the line of credit at December 31, 2011 or 2010.

Note E

Income Taxes

The provision for income taxes consists of the following for the years ended December 31:

	(Restated)	(Restated)
	2011	2010
Current tax expense
Federal	$125,807	$79,836
State	87,454	48,515
Uncertain tax positions	—	20,768

Current provision for income taxes	213,261	149,119

Deferred tax expense/(benefit)
Federal	$(84,330)	$2,239
State	(27,056)	1,003

Deferred provision for income taxes	(111,386)	3,242

Net provision for income taxes	$101,875	$152,361

The company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from continuing operations primarily because of a deduction for a federal R&D credit taken during 2011 as well as expenses deductible for financial reporting purposes that are not deductible for tax purposes.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note E

Income Taxes (Continued)

The tax effects of temporary differences that give rise to the deferred tax liability at December 31 consist of:

	2011	2010
Current: Deferred tax asset (liability):
Accrued expenses	$53,910	$51,207
Federal R&D tax credit	22,513	—
Deferred revenue	83,195	—
Unrealized gains and losses on marketable securities	(227,406)	(69,988)

Net current deferred tax liability	$(67,788)	$(18,781)

Non-current: Deferred tax liability:
Property and equipment	$(42,230)	$(45,205)

Net non-current deferred tax liability	$(42,230)	$(45,205)

At December 31, 2011, the Company has a federal R&D credit for tax purposes of $22,513, which can be carried forward to offset future taxable income. The tax credit begins to expire in 2021.

The company reports accrued interest and penalties related to unrecognized tax benefits as income tax expense.

Following is a reconciliation of beginning and ending amounts of unrecognized tax benefits:

	2011	2010
Balance, beginning of the year	152,484	131,716
Increase from current year tax positions	—	20,768

Balance, end of the year	152,484	152,484

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note F

Commitments and Contingencies

Operating Leases:

The Company has entered into a non-cancellable lease agreement for office space which expires on August 31, 2014. At December 31, 2011, future minimum lease payments under this lease is as follows:

Year Ending December 31,	2010
2012	$273,439
2013	278,346
2014	189,238

$741,023

Rent expense, including common area maintenance charges, was approximately $366,000 and $356,000 for the years ended December 31, 2011 and 2010, respectively.

Note G

Employee Benefit Plan

The Company sponsors a 401(k) profit sharing plan under which eligible employees may choose to contribute up to the maximum amount allowable by law on a pre-tax basis. Full time employees over the age of 21 are eligible to enroll after one year of service. The Company matches employee contributions up to 100% of the employee’s salary deferral, limited to 4% of the employee’s salary. The Company’s 401(k) matching contributions were $135,494 and $114,186 for the years ended December 31, 2011 and 2010, respectively.

Additionally, the Company contributes 3% of employees’ annual salaries to the Company’s profit sharing plan. Employees are automatically enrolled for profit sharing when they enroll in the 401(k) plan. To be eligible for profit sharing dollars, employees have to work 1000 hours and be employed on the last day of the year. Profit sharing contributions were $104,327 and $93,026 for the years ended December 31, 2011 and 2010, respectively.

META HEALTH TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note H

Concentrations

Significant Customers:

A significant customer is defined as one from whom at least 10% of annual revenue is derived. The Company had sales to two customers totaling approximately $3,188,000, which comprised approximately 45% of annual revenues for the year ended December 31, 2011. The accounts receivable balance included approximately $812,000 from these two customers at December 31, 2011.

The Company had sales to three customers totaling approximately $3,313,000, which comprised approximately 51% of annual revenues for the year ended December 31, 2010. The accounts receivable balance included approximately $613,000 from these three customers at December 31, 2010.

Note I

Stock Options

The Company issued a key employee an option to purchase 20,000 shares of common stock for $2.00 per share. The shares are exercisable beginning July 11, 2012 as follows:

July 11, 2012	10,000
July 11, 2013	5,000
July 11, 2014	5,000

Total Options Granted	20,000

The vesting period for the options is 3 years with no stated expiration. Compensation expense on the options did not materially impact the financial statements.

Note J

Subsequent Events

The Company evaluated subsequent events through August 2, 2012, when these financial statements were available to be issued. Management is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing of this report that would have an material impact on the financial statements.